SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 28, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust

Agreement, dated as of February 1, 2003, providing for the issuance of Mortgage Pass-

Through Certificates, Series 2003-4)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

            Delaware

  333-92140

    74-2440850

(State or Other Jurisdiction

(Commission

 (I.R.S. Employer

     Of Incorporation)

File Number)

Identification No.)

745 Seventh Avenue, 7th Floor

     New York, NY

   10019

(Address of Principal

(Zip Code)

    Executive Offices)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                           No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $498,126,433 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class A6 , Class A7, Class A8, Class AP, Class AX, Class PAX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class E, Class P and Class R, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-4 on February 28, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 24, 2003, as supplemented by the Prospectus Supplement dated February 24, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2003, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as trustee, and Aurora Loan Services Inc., as master servicer.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class A6 , Class A7, Class A8, Class AP, Class AX, Class PAX, Class B1, Class B2, Class B3 and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of one pool of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $500,631,281.97 as of February 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement dated February 24, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of February 1, 2003, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2003, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2003, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement, dated as of February 1, 2003, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, and Lehman Brothers Bank, FSB, as a Seller.

99.4

Reconstituted Servicing Agreement, dated as of February 1, 2003, between Lehman Brothers Bank, FSB and Third Federal Saving and Loan Association of Cleveland, as Servicer.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

     CORPORATION

By: /s/ Ellen V. Kiernan

      Name: Ellen V. Kiernan

      Title:   Senior Vice President

Dated:  February 28, 2003

EXHIBIT INDEX

    Exhibit No.

Description

1.1

Terms Agreement dated February 24, 2003 between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of February 1, 2003, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2003, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2003, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement, dated as of February 1, 2003, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, and Lehman Brothers Bank, FSB, as a Seller.

99.4

Reconstituted Servicing Agreement, dated as of February 1, 2003, between Lehman Brothers Bank, FSB and Third Federal Saving and Loan Association of Cleveland, as Servicer.